EXHIBIT 99.1

Lowell Farms Inc. Welcomes Summer Frein and Ann Lawrence to Board of Directors

California-based cannabis leader adds accomplished executives  to company leadership team

SALINAS, Calif., Oct. 31, 2022 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF), a California-born innovator in cannabis cultivation and maker of the legendary brand Lowell Smokes, has named Summer Frein and Ann Lawrence to its board of directors.

Ms. Frein currently serves as the Chief Marketing Officer of Turning Point Brands. Her oversight includes brand management, creative services, e-commerce, business intelligence, marketing services, and consumer insights. Prior to joining Turning Point Brands, Summer held a variety of senior leadership roles – across sales, digital strategy, marketing, and strategy and business development – over the course of 15 years at Cronos Group and Altria Group, Inc. As General Manager of Cronos Group, USA, she was responsible for implementing and defining the strategy and execution across all areas of the business including sales strategy, marketing, and operations. She has also held a number of senior level roles at Altria, where she led the cannabis research and investment strategy within the Strategy and Business Development Group.

“Lowell Farms’ continued success in this ultra-competitive industry is a testament to its leadership, and it is an honor to serve alongside Mr. Allen and the rest of the board,” says Ms. Frein. “I look forward to contributing my expertise and perspective, as I am confident the company has its brightest and best days ahead, with new markets to enter and new customers to reach.”

Ms. Lawrence is a widely respected executive and attorney currently serving as the Co-Founder and Chief Executive Officer of a Southern California collection of cannabis companies comprising a distribution company and two popular retail dispensaries: The Rose Collective and The Farmacy Westwood, both of which are long-term customers of Lowell Farms Inc. Her extensive experience in California’s cannabis industry includes leadership in the areas of retail, branding, manufacturing, cultivation, and distribution, along with an expertise with California’s unique regulatory and compliance challenges. Throughout her career, Ms. Lawrence has built multiple retail storefronts in Los Angeles’ competitive cannabis space that have consistently outperformed the market and maintained consistent success and excellence. She designed operational efficiencies for boutique cannabis brands, and has personal experience as the owner of various cannabis brands. She is also the Chief Executive Officer of a centralized distribution facility that focuses on growing local brands and managing retail stores in Southern California by providing distribution, logistical, and consulting support to retailers, helping them to compete and succeed.

“As an industry leader, Lowell Farms is meeting the moment and embracing its role as a catalyst for change,” says Ms. Lawrence. “There is much work to be done when confronting the challenges posed by over-regulation and outdated perceptions of cannabis, so it’s an honor to serve on this board and seize the opportunity to play an active role in the company’s ongoing success.”

Ms. Frein and Ms. Lawrence will begin their tenures on the board of directors effective immediately.

“In our search to fill the openings on our board, we immediately identified Summer and Ann as two of the most accomplished and forward-thinking executives in our industry, with unmatched insight into California’s cannabis economy and informed ideas that will ensure Lowell Farms can grow responsibly in our home state and beyond,” says Lowell Farms Inc. Chairman of the Board George Allen. “With these new additions, we are well-positioned to continue developing best-in-class original products for our customers, while working behind-the-scenes to achieve greater transparency and fairness in this tightly regulated market.”

The addition of Ms. Frein and Ms. Lawrence follows the departure of Stephanie Harkness and Bruce Gates from the Lowell Farms Inc. board. Mr. Gates will continue to serve the board as an observer.

“We want to thank Stephanie and Bruce for their invaluable contributions to Lowell Farms over the years,” says Mr. Allen. “We are incredibly grateful to them for helping us achieve and maintain our position in the market, and we wish them both the best in their future pursuits.”

More information about Lowell Farms, Inc. brands can be found at lowellfarms.com.

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) (the “Company”) is a California-based cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, House Weed, MOON, and Kaizen, for licensed retailers statewide.

Lowell Farms Inc. Media Contact
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
408.605.2774
ir@lowellfarms.com

Forward-Looking Information and Statements
This news release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

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